Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
9.	Subsequent events

Effective as of July 1, 2014, Thomas Granville resigned as our Chief Executive Officer and Chairman of the Board due to certain unanticipated adverse health concerns. At that point, he remained one of our directors and will also remain as an employee as Special Assistant to the CEO. As of August 3, 2014, Mr. Granville had resigned as a director and an employee and has become a consultant to us.

Effective as of July 1, 2014, David DiGiacinto, who was appointed to our Board of Directors on February 1, 2014, was appointed as our Chief Executive Officer and Chairman of the Board. Also, effective on July 1, 2014, Charles Trego, who was our Chief Financial Officer from April 1, 2010 until August 2, 2013 and has been a Director since September 27, 2013, was appointed as our Interim Chief Financial Officer. Both Mr. DiGiacinto and Mr. Trego shall remain as Directors, although Mr. DiGiacinto and Mr. Trego have resigned from any Committee appointments.

On July 7, 2014, the Company tabulated its final results for its consent solicitation to obtain shareholder approval for its proposed reverse split of no less than 1:20 nor more than 1:50.  The matters below were put forth to a vote of its shareholders, and passed with the following final tally of votes of shares voted for, against or withheld as set forth.

After review and tabulation, the ballots and proxies cast for and against, and those abstaining, the authorization for the Company’s Board of Directors to authorize a reverse split of the Company’s issue and outstanding stock in a ratio of not less than 1:20 not more than 1:50, are (on a pre 1:50 reverse split basis):

For:	167,289,915
Against:	7,722,095
Abstain:	489,489

After review and tabulation, the ballots and proxies cast for and against, and those abstaining, the decrease in the authorized common stock of the Company to 100 million shares upon effectuation of a reverse stock split, are:

For:	167,945,297
Against:	6,614,124
Abstain:	942,078

All numbers in the financial statements have been adjusted to give effect to the reverse split which will be effective as of September 8, 2014.

On August 1, 2014, the holders of the 345,623 warrants issued by us in conjunction with the May 7, 2013 senior convertible note financing entered into warrant exchange agreements with us pursuant to which they exchanged those warrants for 587,558 shares of our Common Stock.

Note 12 — Subsequent events

Stephen Graham, has notified us of his resignation as our Chief Financial Officer, effective as of April 1, 2014.

On July 7, 2014, our shareholders approved a reverse split of our common stock in a ratio of not less than 1:20 nor more than 1:50, which was subsequently fixed by our board of directors at 1:50. All numbers in the financial statements have been adjusted to give effect to the reverse split, which will be effective as of September 8, 2014.